UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
 _________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
 Securities Exchange Act of 1934
Date of report (Date of earliest event reported) April 1, 2016
 _________________________
UCP, Inc.
(Exact Name of Registrant as Specified in Charter)
_________________________
Delaware	1-36001	90-0978085
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	99 Almaden Boulevard Suite 400 San Jose, California	95113
	(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (408) 207-9499

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On April 1, 2016, UCP, Inc. (the “Company”) entered into an amendment (the “Amendment”) to the Employment Agreement, dated as of July 23, 2013, between the Company and Dustin L. Bogue (the “Agreement”), the Company’s President and Chief Executive Officer. Pursuant to the Amendment, the term of the Agreement was extended to July 23, 2019, followed by automatic one-year renewal periods, absent at least 60 days prior written notice of non-renewal by either party. The Amendment does not alter any of the other material terms of the Agreement. The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference.
Item. 9.01.	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Exhibit

10.1	Amendment One to Employment Agreement, dated as of April 1, 2016, between UCP, Inc. and Dustin L. Bogue

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 6, 2016

UCP, Inc.

By:	/s/ W. Allen Bennett
Vice President and General Counsel

EXHIBIT INDEX
Exhibit No.	Exhibit

10.1	Amendment One to Employment Agreement, dated as of April 1, 2016, between UCP, Inc. and Dustin L. Bogue